THE VANTAGEPOINT FUNDS

Supplement dated July 1, 2011 to the Prospectus dated May 1, 2011

This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus.

Vantagepoint Diversifying Strategies Fund

Fund Fees & Expenses

The expenses of the Vantagepoint Diversifying Strategies Fund (the “Fund”) have decreased, as shown in the table below. This decrease is attributed to the imposition of a fee waiver by Mellon Capital Management Corporation, one of the Fund’s subadvisers, effective May 1, 2011 through April 30, 2014. Accordingly, the subsections titled Annual Fund Operating Expenses and Example, found in the Fund Fees & Expenses section on page 27 of the Prospectus, is replaced with the following:

Annual Fund Operating Expenses
(expenses that you may pay each year as a percentage of the value of your investment)

Management fees	0.10%
Subadviser fees	0.37%
Other expenses	0.41%
Total annual fund operating expenses	0.88%
Fee waiver(1)	(0.06%)
Total annual fund operating expenses after fee waiver(1)	0.82%

(1)	One of the Fund’s subadvisers, Mellon Capital Management Corporation has contractually agreed to waive a portion of its subadvisory fees beginning May 1, 2011 through April 30, 2014.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the contractual fee waiver described above expires on April 30, 2014 and, therefore, is reflected only in the 1 year and 3 year examples. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	$84
3 years	$263
5 years	$470
10 years	$1,070

Subadviser Change

At a Board of Directors meeting held on June 17, 2011, the Board of Directors approved the termination of Analytic Investors, LLC (“Analytic”) as an investment subadviser of the Fund. Accordingly, Analytic no longer serves as a subadviser and the portion of assets managed by Analytic were reallocated among existing subadvisers on or about June 20, 2011. Therefore, the information about Analytic on pages 29 and 99 of the Prospectus is hereby deleted.

Please retain this supplement for future reference.

THE VANTAGEPOINT FUNDS

Supplement dated July 1, 2011 to the Statement of Additional Information
dated May 1, 2011

The following changes are made to the Statement of Additional Information and provide new information that should be read together with the Statement of Additional Information.

Subadviser Change

At a Board of Directors meeting held on June 17, 2011, the Board of Directors approved the termination of Analytic Investors, LLC (“Analytic”) as an investment subadviser of the Fund. Accordingly, Analytic no longer serves as a subadviser and the portion of assets managed by Analytic were reallocated among existing subadvisers on or about June 20, 2011 Therefore, the following changes are hereby made to the Statement of Additional Information:

The references to Analytic on page 60 of the Statement of Additional Information are hereby deleted.

The reference to Analytic in the table on page 68 of the Statement of Additional Information is replaced with the following:

Analytic Investors, LLC (“Analytic”)*

The following new footnote to the table on page 68 of the Statement of Additional Information is added, after footnote 8:

*Analytic was terminated as a subadviser of the Fund as of [date].

The subsection regarding Analytic under Additional Information Pertaining to the Portfolio managers of the Funds, starting page 70 and ending on page 72, is deleted.

Analytic’s Proxy Voting Policy and Procedure in Appendix B of the Statement of Additional Information is removed.

Director Changes

Effective June 30, 2011, Mr. Robert A. Rudell will no longer serve as a Director of The Vantagepoint Funds. Accordingly, the following changes are made to the Statement of Additional Information:

The references to Mr. Rudell on pages 46 and 47 of the Statement of Additional Information are removed.

The following sentence is added to the bottom of the compensation table on page 50, and to the bottom of the ownership table on page 51, of the Statement of Additional Information:

Mr. Rudell no longer serves a Director of The Vantagepoint Funds.

Please retain this supplement for future reference.